Supplement dated October 16, 2024 to the
Prospectus for your Variable Annuity
Issued by
WILTON REASSURANCE LIFE COMPANY OF NEW YORK
This supplement contains information about changes to certain Morgan Stanley Variable Insurance Funds available in your Annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York. Your Contract may not offer all of the Variable Sub-Accounts described below.
Morgan Stanley Variable Insurance Fund Closures
Effective at the close of business December 4, 2024 (the “Closure Date”), the Sub-accounts investing in the following Portfolios will be closed and will no longer be available as variable investment options in your Annuity. As of the Closure Date, no additional Purchase Payments or requests for transfers of Account Value into the following Portfolios will be accepted from new or existing contract Owners.
•Morgan Stanley VIF Global Infrastructure Portfolio - Class I
•Morgan Stanley VIF Global Infrastructure Portfolio - Class II
•Morgan Stanley VIF U.S. Real Estate Portfolio - Class I
•Morgan Stanley VIF U.S. Real Estate Portfolio - Class II

Morgan Stanley Variable Insurance Fund Liquidations

Effective at the close of business December 6, 2024 (the “Liquidation Date”), the following Portfolios will be liquidated, and any Account Value allocated to the Liquidating Portfolio will be transferred to the Sub-account investing in the Default Portfolio as listed below. After the Liquidation Date, all references to the Liquidating Portfolios in your Prospectus will be deleted.

Liquidating Portfolio	Default Portfolio
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	Fidelity® VIP Government Money Market Portfolio - Initial Class
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	Fidelity® VIP Government Money Market Portfolio - Service Class 2
Morgan Stanley VIF U.S. Real Estate Portfolio - Class I	Fidelity® VIP Government Money Market Portfolio - Initial Class
Morgan Stanley VIF U.S. Real Estate Portfolio - Class II	*Fidelity® VIP Government Money Market Portfolio - Service Class 2 or *Putnam VT Government Money Market Fund - Class IB
*Your Annuity only offers one of these Portfolios. The Default Portfolio for this liquidation will be whichever one is available under your Annuity.
After the Liquidation Date, the Liquidating Portfolios will no longer exist and, unless we are instructed otherwise, any outstanding instruction we have on file that designates the Liquidating Portfolios will be deemed instruction for the Default Portfolios. This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.
You can transfer out of the Liquidating Portfolios into an investment option available in your Annuity at any time prior to the Liquidation Date free of charge and such transfer will not count as one of your annual free transfers under your Annuity. Also, for a period of 90 days after the Liquidation Date, any Account Value that was transferred to the Default Portfolio due to the liquidation can be transferred into an investment option available in your Annuity free of charge and will not count as one of your annual free transfers under your Annuity. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
Additionally, if the Liquidating Portfolio is part of an asset allocation model or certain benefit options for your Contract, you may need to make a new election of an available Portfolio within the asset allocation model or benefit option in your Contract following the Liquidation Date. You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.
If you have any questions or would like another copy of the current Fund Prospectus, please call us at 1-800-457-8207.
Please keep this supplement together with your prospectus for future reference. No other action is required of you.
WRNYSUP4-N4